Schedule of Investments January 31, 2022 (Unaudited)

Jackson Square Global Growth Fund

Description	Shares	Value
COMMON STOCKS - 98.1%
Brazil - 4.4%
Afya - Class A*	8,489	$122,921
Arco Platform - Class A*	6,454	136,502
MercadoLibre*	289	327,165

		586,588

Canada - 2.7%
Canadian Pacific Railway	5,013	357,928

Denmark - 4.3%
DSV (a)	1,829	371,618
Vestas Wind Systems (a)	7,421	200,815

		572,433

France - 8.9%
Airbus* (a)	3,131	399,805
LVMH Moet Hennessy Louis Vuitton (a)	562	461,612
Safran (a)	2,806	339,719

		1,201,136

Israel - 1.9%
Wix.com*	1,955	256,828

Japan - 4.7%
Freee KK* (a)	4,290	169,592
MonotaRO (a)	12,498	205,352
Recruit Holdings (a)	5,108	252,481

		627,425

Netherlands - 7.3%
Adyen* (a)	160	325,582
ASML Holding (a)	582	394,183
Universal Music Group (a)	10,513	259,556

		979,321

Singapore - 1.0%
Sea - ADR*	913	137,233

Switzerland - 2.9%
Lonza Group (a)	572	394,361

Taiwan - 2.8%
Taiwan Semiconductor Manufacturing - ADR	3,059	375,125

United Kingdom - 2.4%
Experian (a)	7,823	326,750

United States - 54.8%
Aon - Class A	1,345	371,812
Catalent*	2,878	299,110
Datadog - Class A*	2,941	429,709
DexCom*	702	302,197
Edwards Lifesciences*	4,266	465,847
IHS Markit	3,132	365,786
Marqeta*	3,645	43,011
Mastercard - Class A	1,862	719,440
Match Group*	2,484	279,947
Microsoft	4,043	1,257,292
Netflix*	583	249,023
New York Times - Class A	9,816	392,934
ServiceNow*	673	394,230
Snowflake - Class A*	1,099	303,214
Twilio - Class A*	973	200,555
Uber Technologies*	8,729	326,465
Veeva Systems - Class A*	1,772	419,149
Visa - Class A	2,427	548,915

		7,368,636

TOTAL COMMON STOCKS (Cost $10,018,852)		13,183,764

SHORT-TERM INVESTMENT - 3.1%
Money Market Deposit Account - 3.1%
U.S. Bank N.A., 0.00% (b)
Total Money Market Deposit Account	419,650	419,650

TOTAL SHORT-TERM INVESTMENT (Cost $419,650)		419,650

Total Investments - 101.2% (Cost $10,438,502)		13,603,414
Other Assets and Liabilities, Net - (1.2)%		(161,008)

Total Net Assets - 100.0%		$13,442,406

*	Non-income producing security.

ADR - American Depositary Receipt

(a)	Level 2 Security.
(b)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2022.

At January 31, 2022, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Information Technology#	40.0%
Industrials	23.4%
Health Care	14.0%
Communication Services	9.8%
Consumer Discretionary	7.8%
Short-Term Investment	3.1%
Financials	3.1%
Other Assets and Liabilities, Net	(1.2)%

Total	100.0%

#

As of January 31, 2022, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual propety issues.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of January 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$9,082,338	$4,101,426	$—	$13,183,764
Short-Term Investment	419,650	—	—	419,650

Total Investments in Securities	$9,501,988	$4,101,426	$—	$13,603,414

Refer to the Schedule of Investments for further information on the classification of investments.